Exhibit 99.1

FG Financial Group, Inc. and FG Group Holdings Inc. Complete Merger

FG Financial Group, Inc. Renamed to Fundamental Global Inc.

New Leadership and Governance Structure in Place

Mooresville, NC – February 29, 2024 – FG Financial Group, Inc. (Nasdaq: FGF, FGFPP) (“FG Financial”) and FG Group Holdings Inc. (“FG Group Holdings”) today announced that they have completed the previously announced merger pursuant to which FG Group Holdings merged with and into FG Group LLC, with FG Group LLC surviving as a wholly-owned subsidiary of FG Financial. In connection with the merger, FG Group Holdings’ stockholders received one share of FG Financial common stock in exchange for each share of FG Group Holdings common stock. Following the merger, FG Financial changed its name to Fundamental Global Inc. (“Fundamental Global” or the “Company”). The Company’s common stock and Series A cumulative preferred stock will continue to trade on the Nasdaq under the tickers “FGF” and “FGFPP,” respectively.

D. Kyle Cerminara, Chairman and CEO of Fundamental Global, commented, “We are pleased to announce the completion of the merger and the resulting creation of Fundamental Global Inc. as a unified public company. Our goal is to consolidate and simplify all of our operations, reduce public company costs and focus our efforts on a few highly scalable and high ROIC businesses. FG Group Holdings shareholders were resoundingly in favor of this transaction, with 99.9% of the consents returned voting in favor of the plan of merger. We look forward to implementing our plans with a focus on shareholder returns.”

Business Post Combination:

With the completion of the merger, Fundamental Global operates in the following primary lines of business:

●	FG Reinsurance, Ltd. (“FGRe”): FGRe is a licensed insurance company domiciled in the Cayman Islands that participates in the global reinsurance market through the Funds at Lloyds syndicate, traditional reinsurance contracts and industry loss warranties.

●	Strong Global Entertainment, Inc. (“Strong Global”): Strong Global is a leader in the entertainment industry providing mission critical products and services to entertainment venues for over 90 years.

●	Merchant Banking and SPACs: Fundamental Global co-sponsors newly formed SPACs and other merchant banking interests and provides strategic, administrative, and regulatory support services in exchange for both ownership and cash fees.

●	Asset Management: Asset Management consists of activities that generate net investment income (loss), the management of third-party reinsurance capital and other future asset management activities.

Governance and Leadership:

Following the merger, the Board of Directors of Fundamental Global consists of seven members, with Mr. Cerminara serving as chair, along with three legacy FG Financial directors, Richard E. Govignon, Jr., Rita Hayes, and Scott D. Wollney, and three legacy FG Group Holdings directors, Michael C. Mitchell, Ndamukong Suh, and Robert J. Roschman, all of whom are expected to serve until the next annual meeting of stockholders of Fundamental Global.

The management team is as follows:

●	CEO: D. Kyle Cerminara

●	CFO: Mark D. Roberson

●	Merchant Banking and SPACs: Larry Swets and Hassan Baqar will lead Merchant Banking and SPACs.

●	Reinsurance: Tom Heise will continue to serve as CEO of FGRe.

●	Strong Global: Mark Roberson and Todd Major will continue to serve as CEO and CFO, respectively, of Strong Global.

About Fundamental Global Inc.

Fundamental Global Inc. (Nasdaq: FGF, FGFPP) and its subsidiaries engage in diverse business activities including reinsurance, asset management, merchant banking, manufacturing and managed services.

The FG® logo and Fundamental Global® are registered trademarks of Fundamental Global LLC.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “budget,” “can,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “evaluate,” “forecast,” “goal,” “guidance,” “indicate,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “possibly,” “potential,” “predict,” “probable,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” “view,” “will,” “would,” “will be,” “will continue,” “will likely result” or the negative thereof or other variations thereon or comparable terminology. In particular, discussions and statements regarding the Company’s future business plans and initiatives are forward-looking in nature. We have based these forward-looking statements on our current expectations, assumptions, estimates, and projections. While we believe these to be reasonable, such forward-looking statements are only predictions and involve a number of risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, and may impact our ability to implement and execute on our future business plans and initiatives. Management cautions that the forward-looking statements in this release are not guarantees of future performance, and we cannot assume that such statements will be realized or the forward-looking events and circumstances will occur. Factors that might cause such a difference include, without limitation: risks associated with our inability to identify and realize business opportunities, and the undertaking of any new such opportunities; our lack of operating history or established reputation in the reinsurance industry; our inability to obtain or maintain the necessary approvals to operate reinsurance subsidiaries; risks associated with operating in the reinsurance industry, including inadequately priced insured risks, credit risk associated with brokers we may do business with, and inadequate retrocessional coverage; our inability to execute on our investment and investment management strategy, including our strategy to invest in the risk capital of special purpose acquisition companies (SPACs); our ability to maintain and expand our revenue streams to compensate for the lower demand for our digital cinema products and installation services; potential interruptions of supplier relationships or higher prices charged by suppliers in connection with our Strong Global business; our ability to successfully compete and introduce enhancements and new features that achieve market acceptance and that keep pace with technological developments; our ability to maintain Strong Global’s brand and reputation and retain or replace its significant customers; challenges associated with Strong Global’s long sales cycles; the impact of a challenging global economic environment or a downturn in the markets; the effects of economic, public health, and political conditions that impact business and consumer confidence and spending, including rising interest rates, periods of heightened inflation and market instability; potential loss of value of investments; risk of becoming an investment company; fluctuations in our short-term results as we implement our new business strategy; risks of being unable to attract and retain qualified management and personnel to implement and execute on our business and growth strategy; failure of our information technology systems, data breaches and cyber-attacks; our ability to establish and maintain an effective system of internal controls; our limited operating history as a public company; the requirements of being a public company and losing our status as a smaller reporting company or becoming an accelerated filer; any potential conflicts of interest between us and our controlling stockholders and different interests of controlling stockholders; potential conflicts of interest between us and our directors and executive officers; risks associated with our related party transactions and investments; and risks associated with our investments in SPACs, including the failure of any such SPAC to complete its initial business combination. Our expectations and future plans and initiatives may not be realized. If one of these risks or uncertainties materializes, or if our underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected. You are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements are made only as of the date hereof and do not necessarily reflect our outlook at any other point in time. We do not undertake and specifically decline any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect new information, future events or developments.

Investor Contact:

investors@fundamentalglobal.com